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                                                                   EXHIBIT 99.1


            Consent of Independent Registered Public Accounting Firm

The Board of Directors
Healthcare Realty Trust Incorporated:

We consent to the incorporation by reference in the registration statement (No. 333-109306) on Form S-3 (the "Registration Statement") of Healthcare Realty Trust Incorporated (the "Company") of our reports dated July 14, 2004, with respect to the Combined Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 for Ascension Detroit Properties and for Baylor Health Care System Properties, which reports appear in the Form 8-K of the Company dated July 19, 2004, and to the reference to our firm under the heading "Experts" in this Form 8-K/A which is incorporated into the Registration Statement.


/s/ KPMG LLP


Nashville, Tennessee
July 19, 2004